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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  November 17, 2005
                                                 -------------------------------

                            MICHAEL BAKER CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  PENNSYLVANIA
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                 (State or Other Jurisdiction of Incorporation)

         1-6627                                          25-0927646
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(Commission File Number)                      (IRS Employer Identification No.)

          100 AIRSIDE DRIVE
      MOON TOWNSHIP, PENNSYLVANIA                                  15108
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (412) 269-6300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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                       SECTION 2 -- FINANCIAL INFORMATION

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is being furnished pursuant to Item 2.02 of Form 8-K, "Results of Operations and Financial Condition". This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 17, 2005, Michael Baker Corporation (the "Company") issued a press release reporting the Company's preliminary financial results for the nine-month period ended September 30, 2005. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

                 SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibit is filed with this report on Form 8-K:

Exhibit No.                 Description
-----------                 -----------
99.1                        Press release issued November 17, 2005


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MICHAEL BAKER CORPORATION


                                        By: /s/  William P. Mooney
                                            -----------------------------------
                                            Executive Vice President and Chief
                                            Financial Officer

Date: November 21, 2005



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                                  EXHIBIT INDEX

Number          Description                                                                Method of Filing
------          -----------                                                                ----------------
99.1            Press release dated November 17, 2005                                      Filed herewith